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                                                                  EXHIBIT 25.2

                      SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C. 20549


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                                   FORM T-1


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             STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE
                 TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE


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                   / / CHECK IF AN APPLICATION TO DETERMINE
            ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)



                             FLEET NATIONAL BANK
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             (Exact name of trustee as specified in its charter)



     Not applicable                                     04-317415
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 (State of incorporation                              (I.R.S. Employer
  if not a national bank)                            Identification No.)



  One Monarch Place, Springfield, MA                        01102
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(Address of principal executive offices)                 (Zip Code)



       Pat Beaudry, 777 Main Street, Hartford, CT 06223 (303) 728-2065
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           (Name, address and telephone number of agent for service)






                                Conseco, Inc.
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              (Exact name of obligor as specified in its charter)





            Indiana                                           35-1469632
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(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                         Identification No.)


11625 N. Pennsylvania Street
Carmel, Indiana                                                46032
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(Address of principal executive offices)                   (Zip Code)



                               Debt Securities
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                     (Title of the indenture securities)